Summary Prospectus, Prospectus and
Statement of Additional Information Supplement

January 22, 2024

Morgan Stanley Institutional Fund, Inc.

Supplement dated January 22, 2024 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus, Prospectus and Statement of Additional Information dated April 28, 2023

Multi-Asset Real Return Portfolio (the "Fund")

Effective immediately, Sergei Parmenov will no longer serve as a portfolio manager of the Fund. Accordingly, all references to Mr. Parmenov are removed from the Fund's Summary Prospectus, Prospectus and Statement of Additional Information. Cyril Moullé-Berteaux and Mark A. Bavoso remain portfolio managers of the Fund.

In addition, effective immediately: (i) the first paragraph of the section of the Prospectus titled "Fund Summary—Fund Management—Portfolio Management" is deleted in its entirety; and (ii) references to the Fund in the section of the Statement of Additional Information titled "Investment Advisory and Other Services—Participating Affiliate" are hereby deleted.

Please retain this supplement for future reference.

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